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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 5, 2002
                                                 -------------------------------

                                MERCK & CO., Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


             1-3305                                    22-1109110
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     (Commission File Number)               (I.R.S. Employer Identification No.)


One Merck Drive, PO Box 100, Whitehouse Station, NJ             08889-0100
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     (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code            (908) 423-1000
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Item 7.  Financial Statements and Exhibits
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     (c)  Exhibits

     Exhibit 99             Press release issued                   Filed with
                            December 5, 2002 regarding             this document
                            financial guidance for 2003



Item 9.  Regulation FD Disclosure
---------------------------------

Incorporated by reference is a press release issued by the Registrant on December 5, 2002, attached as Exhibit 99. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          MERCK & CO., Inc.




Date:  December 5, 2002                   By: /s/ Debra A. Bollwage
                                              ---------------------------------
                                              DEBRA A. BOLLWAGE
                                              Assistant Secretary









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                                  EXHIBIT INDEX
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Exhibit
Number          Description
-------         -----------


 99             Press release issued December 5, 2002
                regarding financial guidance for 2003